POWER OF ATTORNEY

HATTERAS 1099 ADVANTAGE FUND
HATTERAS 1099 ADVANTAGE INSTITUTIONAL FUND
HATTERAS MULTI-STRATEGY FUND, L.P.
HATTERAS MULTI-STRATEGY INSTITUTIONAL FUND, L.P.
HATTERAS MULTI-STRATEGY TEI FUND, L.P.
HATTERAS MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.P.
(the “Funds”)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of David B. Perkins, J. Michael Fields, Andrew P. Chica and Joshua B. Deringer, as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Initial Registration Statements, and any Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statements of the Funds on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of this 18th day of June, 2009.

/s/ H. Alexander Holmes
Signature

H. Alexander Holmes
Name

POWER OF ATTORNEY

HATTERAS 1099 ADVANTAGE FUND
HATTERAS 1099 ADVANTAGE INSTITUTIONAL FUND
HATTERAS MULTI-STRATEGY FUND, L.P.
HATTERAS MULTI-STRATEGY INSTITUTIONAL FUND, L.P.
HATTERAS MULTI-STRATEGY TEI FUND, L.P.
HATTERAS MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.P.
(the “Funds”)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of David B. Perkins, J. Michael Fields, Andrew P. Chica and Joshua B. Deringer, as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Initial Registration Statements, and any Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statements of the Funds on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of this 18th day of June, 2009.

/s/ Gregory S. Sellers
Signature

Gregory S. Sellers
Name

POWER OF ATTORNEY

HATTERAS 1099 ADVANTAGE FUND
HATTERAS 1099 ADVANTAGE INSTITUTIONAL FUND
HATTERAS MULTI-STRATEGY FUND, L.P.
HATTERAS MULTI-STRATEGY INSTITUTIONAL FUND, L.P.
HATTERAS MULTI-STRATEGY TEI FUND, L.P.
HATTERAS MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.P.
(the “Funds”)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of David B. Perkins, J. Michael Fields, Andrew P. Chica and Joshua B. Deringer, as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Initial Registration Statements, and any Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statements of the Funds on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of this 18th day of June, 2009.

/s/ Steve E. Moss
Signature

Steve E. Moss
Name

POWER OF ATTORNEY

HATTERAS 1099 ADVANTAGE FUND
HATTERAS 1099 ADVANTAGE INSTITUTIONAL FUND
HATTERAS MULTI-STRATEGY FUND, L.P.
HATTERAS MULTI-STRATEGY INSTITUTIONAL FUND, L.P.
HATTERAS MULTI-STRATEGY TEI FUND, L.P.
HATTERAS MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.P.
(the “Funds”)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of David B. Perkins, J. Michael Fields, Andrew P. Chica and Joshua B. Deringer, as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Initial Registration Statements, and any Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statements of the Funds on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of this 18th day of June, 2009.

/s/ Daniel K. Wilson
Signature

Daniel K. Wilson
Name